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                                                                      7-18 DRAFT
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K



                   CURRENT REPORT PURSUANT TO SECTION 13 OR
                 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 JULY 15, 1997

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
          COMMISSION FILE NUMBER:                                  COMMISSION FILE NUMBER:
                   1-9319                                                   1-9320

     PATRIOT AMERICAN HOSPITALITY, INC.                          PATRIOT AMERICAN HOSPITALITY
         (Exact name of registrant                                    OPERATING COMPANY
        as specified in its charter)                              (Exact name of registrant
                                                                 as specified in its charter)

                  DELAWARE                                                 DELAWARE
      (State or other jurisdiction of                          (State or other jurisdiction of
       incorporation or organization)                           incorporation or organization)

                 94-0358820                                               94-2878485
    (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

        3030 LBJ FREEWAY, SUITE 1500                             3030 LBJ FREEWAY, SUITE 1500
            DALLAS, TEXAS  75234                                     DALLAS, TEXAS  75234
               (972) 888-8000                                           (972) 888-8000
(Address, including zip code, and telephone              (Address, including zip code, and telephone
     number, including area code, of                           number, including area code, of
        principal executive offices)                             principal executive offices)


                                      N/A
             (Former name, former address and former fiscal year,
                         if changes since last report)

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                      PATRIOT AMERICAN HOSPITALITY, INC.
              AND PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

At a meeting held on July 15, 1997, the Board of Directors of Patriot American Hospitality, Inc. (the "Corporation") approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1997 to replace the firm of Deloitte & Touche LLP, who were dismissed as auditors of the Corporation effective July 1, 1997.

At a meeting held on July 15, 1997, the Board of Directors of Patriot American Hospitality Operating Company (the "Operating Company") approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1997 to replace the firm of Deloitte & Touche LLP, who were dismissed as auditors of the Operating Company effective July 1, 1997.

The reports of Deloitte & Touche LLP on the Corporation's and the Operating Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Deloitte & Touche LLP dated March 28, 1997 expressed an unqualified opinion and included an explanatory paragraph relating to a proposed merger and certain disagreements between the Corporation and the Operating Company.

In connection with the audits of the Corporation's and the Operating Company's financial statements for each of the two fiscal years ended December 31, 1996, and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the matter in their report.

The Corporation and the Operating Company have requested Deloitte & Touche to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 15, 1997 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Item Number    Description
-----------    --------------------------

16.1 Letter dated July 15, 1997 from Deloitte & Touche LLP regarding change in certifying accountant

                                       2
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                                   SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 21, 1997



                       PATRIOT AMERICAN HOSPITALITY, INC.



                       By:  /s/ Rex E. Stewart
                            --------------------------------------------------

                            Rex E. Stewart
                            Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)



                       PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY



                       By:  /s/ Rex E. Stewart
                            ----------------------------------------------------
                            Rex E. Stewart
                            Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

                                       3
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                    PATRIOT AMERICAN HOSPITALITY, INC. AND
                PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY


                                 EXHIBIT INDEX



Item Number                            Description
-----------       ----------------------------------------------------

16.1 Letter dated July 15, 1997 from Deloitte & Touche LLP regarding change in certifying accountant